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                                                                     EXHIBIT 4.8

                                                                  EXECUTION COPY

                             SANMINA-SCI CORPORATION
                10.375% SENIOR SECURED NOTES DUE JANUARY 15, 2010
                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                               December 23, 2002

Goldman, Sachs & Co.,
Banc of America Securities LLC
Salomon Smith Barney Inc.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
Scotia Capital (USA) Inc.
RBC Dominion Securities Corporation
c/o Goldman, Sachs & Co.,
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:

         Sanmina-SCI Corporation, a Delaware corporation (the "Company"), and the Guarantors (as defined herein) propose to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) the Company's 10.375% Senior Secured Notes due January 15, 2010, fully and unconditionally guaranteed by each of the Guarantors. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company and the Guarantors agree with the Purchasers for the benefit of holders (as defined herein) from time to time of the Transfer Restricted Securities (as defined herein) as follows:

         1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

         "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

         The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

         "Closing Date" shall mean the date on which the Securities are initially issued.

         "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

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         "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

         "Electing Holder" shall mean any holder of Transfer Restricted Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

         "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Registration" shall have the meaning assigned thereto in
Section 3(c) hereof.

         "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Securities" shall have the meaning assigned thereto in
Section 2(a) hereof.

         "Guarantors" shall mean the entities listed on Schedule II to the Purchase Agreement.

         The term "holder" shall mean with respect to the Transfer Restricted Securities, each of the Purchasers and other persons who acquire Transfer Restricted Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Transfer Restricted Securities.

         "Indenture" shall mean the Indenture, dated as of December[], 2002, between the Company, the Guarantors and State Street Bank and Trust Company of California, N.A., as Trustee.

         "Notice and Questionnaire" shall mean a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto and as may be supplemented in any manner advisable to meet the requirements of the Securities Act, including items 507 and 508 of Regulation S-K.

         "Material Adverse Effect" shall mean any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development that is reasonably likely to result in a material adverse change, in or affecting the business, business prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

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         The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

         "Purchase Agreement" shall mean the Purchase Agreement, dated as of December 18, 2002, between the Purchasers, the Company and the Guarantors relating to the Securities.

         "Purchasers" shall mean Goldman, Sachs & Co., Banc of America Securities LLC, Salomon Smith Barney Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc. and RBC Dominion Securities Corporation.

         "Registration Default" shall have the meaning assigned thereto in
Section 2(c) hereof.

         "Registration Expenses" shall have the meaning assigned thereto in
Section 4 hereof.

         "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to the Exchange Offer in exchange for Transfer Restricted Securities acquired by the broker-dealer directly from the Company.

         "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

         "Securities" shall mean, collectively, the 10.375% Senior Secured Notes due January 15, 2010 of the Company and fully and unconditionally guaranteed by the Guarantors to be issued and sold to the Purchasers pursuant to the Purchase Agreement, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

         "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

         "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Special Interest" shall have the meaning assigned thereto in Section 2(c) hereof.

         "Transfer Restricted Security" means each of the Securities and each of the Exchange Securities described in Section 2(b)(iv), in each case upon the original issuance thereof and at all times subsequent thereto until the earliest to occur of (A) the date on which any such Security

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has been exchanged by a person other than a broker-dealer for an Exchange
Security (other than with respect to an Exchange Security as to which Section 2(b)(iv) applies) pursuant to the Exchange Offer, (B) with respect to Exchange Securities received by broker-dealers in the Exchange Offer, the earlier of (x) the date on which such Exchange Security has been sold by such broker-dealer by means of the prospectus contained in the Exchange Registration Statement and (y) the latest date by which the Company and the Guarantors are required to keep the Exchange Offer Registration Statement effective pursuant to Section 2(a) below,
(C) a Shelf Registration Statement covering such Security or Exchange Security, as the case may be, has been declared effective by the Commission and such Security or Exchange Security, as the case may be, has been disposed of in accordance with such effective Shelf Registration Statement, (D) such Security or Exchange Security, as the case may be, is sold pursuant to Rule 144 under circumstances in which the legend borne by such Security or Exchange Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture, (E) the date on which such Security or Exchange Security, as the case may be, is eligible for distribution to the public without volume or manner of sale restrictions pursuant to Rule 144(k) or (F) the date on which such Security or Exchange Security, as the case may be, ceases to be outstanding for the purposes of the Indenture or any other indenture under which such Security or Exchange Security was issued.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

         2.       Registration Under the Securities Act.

                  (a) Except as set forth in Section 2(b) below, the Company and the Guarantors agree that they shall use their reasonable efforts to file under the Securities Act, as soon as practicable, but no later than 90 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement", and such offer, the "Exchange Offer") any and all of the Transfer Restricted Securities for a like aggregate principal amount of debt securities issued by the Company and fully and unconditionally guaranteed by each of the Guarantors, which debt securities are substantially identical to the Securities (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(c) below (such new debt securities hereinafter called "Exchange Securities"). The Company and the Guarantors agree that they shall use their reasonable efforts to

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         cause the Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 180 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company and the Guarantors further agree that the Company shall use its reasonable efforts to commence and consummate the Exchange Offer promptly, but no later than 215 days after the Closing Date, hold the Exchange Offer open for at least 30 days (or longer if required by applicable law) and exchange Exchange Securities for all Transfer Restricted Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "consummated" only if the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without the need for further compliance with Section 5 of the Securities Act and the Exchange Act (except for the requirement to deliver a prospectus included in the Exchange Offer Registration Statement applicable to resales by broker-dealers of Exchange Securities received by such broker-dealer pursuant to the Exchange Offer in exchange for Transfer Restricted Securities other than those acquired by the broker-dealer directly from the Company) and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been consummated upon the earlier to occur of (i) the Company and the Guarantors having exchanged the Exchange Securities for all outstanding Transfer Restricted Securities pursuant to the Exchange Offer and (ii) the Company and the Guarantors having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Transfer Restricted Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. If the Company is notified prior to the completion of the Exchange Offer by a broker-dealer that is a holder of Transfer Restricted Securities (other than Transfer Restricted Securities received by the broker-dealer directly from the Company), the Company and the Guarantors agree (x) to include in the Exchange Registration Statement a prospectus for use in connection with any resales of Exchange Securities by any holder thereof that is a broker-dealer, other than resales of Exchange Securities received by a broker-dealer pursuant to an Exchange Offer in exchange for Transfer Restricted Securities acquired by the broker-dealer directly from the Company, and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been consummated (if the Exchange Offer Registration Statement shall be suspended from use during such 180-day period, such date shall be extended by the number of days in the period from and including the date of the giving of notice of such suspension to and including the date when the Company and the Guarantors shall have made available to participating broker-dealers copies of the supplemented or amended prospectus necessary to resume dispositions by such participating broker-dealers) or such time as such broker-dealers no longer own any Transfer Restricted Securities. With respect to such Exchange Registration Statement, each broker-dealer that holds Exchange Securities received in an

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         Exchange Offer in exchange for Transfer Restricted Securities not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a),
         (c), (d) and (e) hereof.

                  (b) If (i) on or prior to the time the Exchange Offer is consummated, existing interpretations of the staff of the Commission are changed such that the debt securities received by holders other than Restricted Holders in the Exchange Offer for Transfer Restricted Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Registration Statement is not declared effective within 180 days after the Closing Date or the Exchange Offer has not been consummated within 215 days after the Closing Date, (iii) the Purchasers so request with respect to Securities held by them that are not eligible to be exchanged for Exchange Securities in the Exchange Offer; or (iv) any holder of Securities (other than a Purchaser) notifies the Company in writing that (a) it is not eligible to participate in the Exchange Offer or (b) it may not resell the Exchange Securities to be acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate for such resales by such holder, the Company shall, in lieu of (or, in the case of clauses (iii) and (iv), in addition to) conducting the Exchange Offer contemplated by Section 2(a), use its reasonable efforts to file under the Securities Act as promptly as practicable and, in any event, no later than 45 days after the Company becomes aware that such obligation to file arises, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Transfer Restricted Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). The Company and the Guarantors agree that they shall use their reasonable efforts to cause the Shelf Registration Statement to become or be declared effective by the Commission no later than 90 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of two years (or such shorter period as may be established by any amendment to the two-year period set forth in Rule 144(k) under the Securities Act) following the Closing Date or the date immediately following the date that all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto or otherwise cease to be Transfer Restricted Securities, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Transfer Restricted Securities unless such holder is an Electing Holder. Holders of Transfer Restricted Securities that do not complete a Notice and Questionnaire and deliver it to the Company and the Guarantors at least two calendar days prior to the Effective Time of the Shelf Registration Statement shall not be named as selling securityholders in the prospectus included in the Shelf Registration Statement and, therefore, shall not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement. Notwithstanding the foregoing, upon request from a holder of Transfer Restricted Securities that did not return a Notice and Questionnaire on a timely basis because it was a subsequent transferee of Transfer

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         Restricted Securities after the Company distributed the Notice and
         Questionnaire pursuant to Section 3(d)(ii), (1) the Company shall distribute a Notice and Questionnaire to such holder at the address set forth in the request and (2) upon receipt of a properly completed Notice and Questionnaire from such holder, the Company shall use its reasonable efforts to name such holder as a selling securityholder by means of a pre-effective amendment or, if permitted by the Commission, by means of a prospectus supplement to the Shelf Registration Statement; provided, however, that the Company and the Guarantors shall have no obligation to pay Special Interest to such holder for its failure to name such holder as a selling securityholder by means of a pre-effective amendment or prospectus supplement. No holder of Transfer Restricted Securities shall be entitled to Special Interest pursuant to
         Section 2(c) accrued after the date that is two calendar days prior to the Effective Time unless and until such holder shall have returned a completed and signed Notice and Questionnaire to the Company and the Subsidiary Guarantors in accordance with the requirements of this Exchange and Registration Rights Agreement. The Company and the Guarantors further agree that they shall supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company and the Guarantors agree that they shall furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

                  (c) In the event that with respect to Transfer Restricted Securities (i) the Company has not filed the Exchange Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to
         Section 2(a) or 2(b), respectively, or (ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (iii) on or prior to the 215th day after the Closing Date, neither the Exchange Offer has been consummated (if the Exchange Offer is then required to be made) nor the Shelf Registration Statement has been declared effective, or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter during the period such registration statement is required herein to remain effective either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein, including pursuant to Sections 3(c)(ii) and 3(d)(iv)) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a ("Registration Default Period"), then, the Company shall pay to each holder of Transfer Restricted Securities affected thereby as liquidated damages for such Registration Default, in addition to the remedies provided by Section 9(b), special interest ("Special Interest"), in addition to the Base Interest, shall accrue at a per annum rate of 0.25% for

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         the first 90 days of the Registration Default Period and at a per annum rate of 0.50% for the second 90 days of the Registration Default Period and at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period; provided, however, that, with respect to any Transfer Restricted Security, the Company will not pay Special Interest with respect to more than one Registration Default at a time; provided, further, that the Company shall have no obligation to pay Special Interest accrued after the date that is two calendar days prior to the Effective Time to a holder of a Transfer Restricted Security as a result of a Registration Default arising in connection with the Shelf Registration Statement unless such holder shall have previously returned a completed and signed Notice and Questionnaire to the Company and the Guarantors in accordance with the requirements of this Exchange and Registration Rights Agreement. All accrued Special Interest will be paid by the Company on each Interest Payment Date (as defined in the Indenture). Upon the cure of all Registration Defaults, Special Interest shall no longer accrue, provided, however, that if, after any such cure, a different Registration Default occurs, then the Special Interest shall again accrue in accordance with this Section 2(c).

                  (d) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

         3.       Registration Procedures.

         If the Company and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

                  (a) At or before the Effective Time of the Exchange Registration or the Shelf Registration, as the case may be, the Company and the Guarantors shall qualify the Indenture under the Trust Indenture Act.

                  (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company and the Guarantors shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (c) In connection with the Company's and the Guarantors' obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company and the Guarantors shall, as soon as practicable (or as otherwise specified):

                           (i) prepare and file with the Commission, as soon as practicable but not later than 90 days after the Closing Date, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during

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                  the Resale Period to be effected as contemplated by Section
                  2(a), and use its reasonable efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 180 days after the Closing Date;

                           (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities, provided that upon the occurrence of any event that would cause any such Exchange Registration Statement or prospectus contained therein (A) to contain a material misstatement or omission or
                  (B) not to be effective and usable for resale of Transfer Restricted Securities, either of which occurs during the period that the Company is required to maintain an effective and usable Exchange Registration Statement and prospectus pursuant to this Exchange and Registration Rights Agreement, the Company shall use it reasonable efforts to file promptly an appropriate amendment or supplement to such Exchange Registration Statement or prospectus, (1) in the case of clause (A), correcting any such misstatement or omission, and
                  (2) in the case of clauses (A) and (B) use its reasonable efforts to cause any amendment to be declared effective and such Exchange Registration Statement and the prospectus to become usable for their intended purpose(s) as soon as practicable thereafter; provided, further notwithstanding anything to the contrary set forth in this Exchange and Registration Rights Agreement, during the 180-day period following consummation of the Exchange Offer, the Company's obligation to use its reasonable efforts to keep the Exchange Registration Statement continuously effective, supplemented and amended shall be suspended in the event continued effectiveness of the Exchange Registration Statement would, with the advice of counsel to the Company, make it advisable for the Company to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of the Company, but in no event will any such suspension, individually or in the aggregate, exceed forty-five (45) days (such suspensions being referred to herein as an "Exchange Suspension Period");

                           (iii) promptly notify each broker-dealer that has requested or received from the Company copies of the prospectus included in such registration

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                  statement, and confirm such advice in writing, (A) when such
                  Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of the receipt of any comments by the Commission or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company or the Guarantors contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company or any Subsidiary Guarantor of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F)(I) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or (II) of the occurrence of an Exchange Suspension Period. Each holder of Transfer Restricted Securities agrees that upon receipt of any notice from the Company pursuant to this Section 3(c)(iii)(F), such holder shall forthwith discontinue the disposition of Transfer Restricted Securities pursuant to the Exchange Registration Statement applicable to such Transfer Restricted Securities until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Transfer Restricted Securities at the time of receipt of such notice;

                           (iv) in the event that the Company would be required, pursuant to Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, promptly, subject to Section 3(c)(ii) above, prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

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                           (v)      subject to the provisions in Section
                  3(c)(ii) above, use their reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                           (vi) use their reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by
                  Section 2(a) no later than the commencement of the Exchange Offer, (B) if applicable, keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Company or any Subsidiary Guarantor shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                           (vii) use their reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

                           (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time;

                           (ix) comply with all applicable rules and regulations of the Commission, and make generally available to the Company's securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

                  (d) In connection with the Company's and the Guarantors' obligations with respect to the registration of Transfer Restricted Securities as contemplated by Section 2(b) pursuant to the Shelf Registration, if applicable, the Company and the Guarantors shall, as soon as practicable (or as otherwise specified):

                           (i) prepare and file with the Commission, as soon as practicable but in any case within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall

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                  register all of the Transfer Restricted Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use their best efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(b);

                           (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Transfer Restricted Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Transfer Restricted Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Transfer Restricted Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

                           (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder who is a subsequent transferee after such Effective Time of Securities that are then registered for resale pursuant to the Shelf Registration Statement, promptly send a Notice and Questionnaire to such holder; provided that the Company and the Guarantors shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

                           (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in
                  Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission, provided that upon the occurrence of any event that would cause any such Shelf Registration Statement or the prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities, either of which occurs during the period that the Company is required to maintain an effective and usable Shelf Registration Statement and prospectus pursuant to this Exchange and Registration Rights Agreement, the Company shall use its reasonable efforts to file promptly an appropriate amendment or supplement to such Registration Statement or

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                  prospectus, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B) use its reasonable efforts to cause any amendment to be declared effective and such Shelf Registration Statement and the related prospectus to become usable for their intended purpose(s) as soon as practicable thereafter; provided further notwithstanding anything to the contrary set forth in this Exchange and Registration Rights Agreement, the Company's obligations to use its reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended shall be suspended in the event continued effectiveness of the Shelf Registration Statement would, with the advice of counsel to the Company, make it advisable for the Company to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of the Company, but in any 365-day period, no suspension shall be for a period of more than forty-five
                  (45) consecutive days, all suspensions shall not exceed an aggregate of sixty (60) days (such suspensions being referred to herein as a "Shelf Suspension Period");

                           (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Transfer Restricted Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

                           (vi) provide (A) the Electing Holders, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to review and comment on such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto; provided that the Company shall not be required to take any actions under this Section 3(d)(vi) that are not, in the reasonable opinion of counsel for the Company in compliance with applicable law.

                           (vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Transfer Restricted Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company and the Guarantors, and cause the officers, employees, counsel and independent certified public accountants of the Company or the Guarantors, as the case may be, to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the

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                  meaning of Section 11 of the Securities Act; provided,
                  however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company or the Guarantors as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or
                  (C) after the Effective Time and after having requested, in writing, that the Company include such information in such Shelf Registration Statement or an amendment or supplement thereto, and neither such request has been accepted by the Company within 14 calendar days of such request nor a Shelf Suspension Period is in effect, such information, in the reasonable judgment of such party pursuant to advice of counsel, is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (viii) promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective,
                  (B) of the receipt of any comments by the Commission with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose,
                  (D) if at any time the representations and warranties of the Company contemplated by Section 3(d)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F)(i) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus

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                  amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or (ii) the occurrence of a Shelf Suspension Period;

                           (ix)     subject to the provisions in Section 3(d)
                  (iv) use their reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                           (x) if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Transfer Restricted Securities, including information with respect to the principal amount of Transfer Restricted Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Transfer Restricted Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (xi) furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in
                  Section 3(d)(vi) a conformed copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Transfer Restricted Securities, upon request) and, to the extent requested, documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder,

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                  agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Transfer Restricted Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company and the Guarantors hereby consent, unless they have otherwise notified the Electing Holder under Section 3(d)(iv) or 3(d)(viii) hereof, to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company and the Guarantors, in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                           (xii) use their reasonable efforts to (A) register or qualify the Transfer Restricted Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Transfer Restricted Securities; provided, however, that the Company or any Subsidiary Guarantor shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii),
                  (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                           (xiii) use their reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Transfer Restricted Securities;

                           (xiv) Unless any Transfer Restricted Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be

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                  printed, lithographed or engraved, or produced by any
                  combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Transfer Restricted Securities;

                           (xv) provide a CUSIP number for all Transfer Restricted Securities, not later than the applicable Effective Time;

                           (xvi)   enter into one or more underwriting
                  agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least 20% in aggregate principal amount of the Transfer Restricted Securities at the time outstanding shall request in order to expedite or facilitate the disposition of such Transfer Restricted Securities;

                           (xvii) whether or not an agreement of the type referred to in Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 20% in aggregate principal amount of the Transfer Restricted Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Transfer Restricted Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and the Guarantors; the qualification of each of the Company and the Guarantors to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(d)(xvi) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of knowledge of such counsel of material legal or governmental proceedings involving the Company;

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                  the absence of a breach by the Company or any of its
                  subsidiaries of, or a default under material agreements binding upon the Company or any subsidiary; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Transfer Restricted Securities, this Exchange and Registration Rights Agreement or any agreement of the type referred to in
                  Section 3(d)(xvi) hereof, except such approvals as are referenced in the Shelf Registration Statement or as may be required under state securities or blue sky laws; the material compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement as to the absence of any facts having come to such counsel's attention that cause such counsel to believe that, as of the date of such opinion, such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and the documents incorporated by reference therein (in each case other than the financial statements and related schedules and other financial information contained therein) in the case of the Shelf Registration Statement, contained an untrue statement of material fact or omitted to state a material fact necessary to make the statements therein not misleading, and in the case of the documents incorporated by reference and the prospectus, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading; (C) obtain a comfort letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and
                  (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; and (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any Electing Holders of at least 20% in aggregate principal amount of the Transfer Restricted Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the

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                  representations and warranties made pursuant to clause (A)
                  above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

                           (xviii) notify in writing each holder of Transfer
                  Restricted Securities of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                           (xix) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Transfer Restricted Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Conduct Rules) of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Conduct Rules) to participate in the preparation of the Shelf Registration Statement relating to such Transfer Restricted Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Transfer Restricted Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and

                           (xx)   comply with all applicable rules and
                  regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

                  (e) In the event that the Company and the Guarantors would be required, pursuant to Section 3(d)(viii)(F) above, to notify the Electing Holders, the placement or

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         sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company and the Guarantors shall promptly, subject to
         Section 3(d)(iv), prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Transfer Restricted Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)
         (F) hereof, such Electing Holder shall forthwith discontinue the disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement applicable to such Transfer Restricted Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Electing Holder's possession of the prospectus covering such Transfer Restricted Securities at the time of receipt of such notice.

                 (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company and the Guarantors may require such Electing Holder to furnish to the Company and the Guarantors such additional information regarding such Electing Holder and such Electing Holder's intended method of distribution of Transfer Restricted Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Transfer Restricted Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Transfer Restricted Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (g) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of the Guarantors and other "affiliates" (as defined in Rule 144 under the Securities
         Act) to resell any of the Securities that have been reacquired by

                                       20

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                                                                  EXECUTION COPY

         any of them except pursuant to an effective registration statement under the Securities Act.

                  (h) Upon (i) the filing of any Exchange Registration Statement or Shelf Registration Statement and (ii) upon the effectiveness of any Exchange Registration Statement or Shelf Registration, announce the same, in each case, by release to Reuters Economic Services and Bloomberg Business news.

                  (i) As a condition to its participation in the Exchange Offer pursuant to the terms of this Exchange and Registration Rights Agreement, each holder of Transfer Restricted Securities shall furnish, upon written request of the Company or any of the Subsidiary Guarantors, prior to the completion of the Exchange Offer, a written representation to the Company, (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company or any of the Subsidiary Guarantors, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. Each holder hereby acknowledges and agrees that any broker-dealer and any such holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Exchange and Registration Rights Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling securityholder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such holder in exchange for securities acquired by such holder directly from the Company or an affiliate thereof.

         4.       Registration Expenses.

         The Company and the Guarantors agree that the Company shall bear and pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including any fees and disbursements of counsel for the Electing Holders (subject to the limitations of Clause (i) below) or underwriters in connection with such qualification and determination, (c) all expenses relating

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to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xix) hereof, (i) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (j) any fees charged by securities rating services for rating the Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Transfer Restricted Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Transfer Restricted Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Transfer Restricted Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

         5.       Representations and Warranties.

         The Company and the Guarantors represent and warrant to, and agree with, each Purchaser and each of the holders from time to time of Transfer Restricted Securities that:

                  (a) Each registration statement covering Transfer Restricted Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Transfer Restricted Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules

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         and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(d)(viii)(F) or Section 3(c)(iii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to
         Section 3(e) or Section 3(c)(iv) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Transfer Restricted Securities expressly for use therein.

                  (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Transfer Restricted Securities expressly for use therein.

                  (c) The compliance by the Company and the Guarantors with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any (i) indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject except for such conflicts, preaches, violations or defaults that would not result in a Material Adverse Effect, (ii) nor will such action result in any violation of
         (A) the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or any Subsidiary Guarantor or (B) any applicable statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties, except for such violations in (ii)(B) that would not result in a Material Adverse Effect; and (iii) no consent, approval, authorization, order, registration or

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         qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Guarantors of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Securities Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Securities.

                  (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

         6.       Indemnification.

                  (a) Indemnification by the Company and the Guarantors. The Company and the Guarantors will indemnify and hold harmless each of the holders of Transfer Restricted Securities included in an Exchange Registration Statement, each of the Electing Holders of Transfer Restricted Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Transfer Restricted Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Shelf Registration Statement, as the case may be, under which such Transfer Restricted Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company or the Guarantors to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon an untrue statement of material fact or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall, and it hereby agrees to, reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantors shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or the Guarantors by such person expressly for use therein.

                  (b) Indemnification by the Holders and any Agents and Underwriters. The Company and the Guarantors may require, as a condition to including any Transfer Restricted Securities in any registration statement filed pursuant to Section 2(b) hereof

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         and to entering into any underwriting agreement with respect thereto, that the Company and the Guarantors shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Transfer Restricted Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, the Guarantors and all other holders of Transfer Restricted Securities, against any losses, claims, damages or liabilities to which the Company, the Guarantors or such other holders of Transfer Restricted Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company or the Guarantors to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Guarantors by such Electing Holder, agent or underwriter expressly for use therein, and
         (ii) reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Securities pursuant to such registration.

                  (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this
         Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written

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         consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Transfer Restricted Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent

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         misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Transfer Restricted Securities registered or underwritten, as the case may be, by them and not joint.

                  (e) The obligations of the Company and the Guarantors under this Section 6 shall be in addition to any liability which the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of the Company or the Guarantors) and to each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act.

         7.       Underwritten Offerings.

                  (a) Selection of Underwriters. If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

                  (b) Participation by Holders. Each holder of Transfer Restricted Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8.       Rule 144.

         The Company and the Guarantors covenant to the holders of Transfer Restricted Securities that, to the extent they shall be required to do so under the Exchange Act, the Company and the Guarantors shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Transfer

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Restricted Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Transfer Restricted Securities in connection with that holder's sale pursuant to Rule 144, the Company and the Guarantors shall deliver to such holder a written statement as to whether it has complied with such requirements.

         9.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant, covenant and agree that they have not granted, and shall not grant, registration rights with respect to Transfer Restricted Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

                  (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company or any Subsidiary Guarantor fails to perform any of their obligations hereunder and that the Purchasers and the holders from time to time of the Transfer Restricted Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the respective obligations of the Company or such Guarantor under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

                  (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company and the Guarantors, to the attention of the Company and the Guarantors at 2700 North First Street, San Jose, California, 95134, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Transfer Restricted Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Transfer Restricted Securities shall acquire Transfer Restricted Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes

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         and such Transfer Restricted Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Transfer Restricted Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Transfer Restricted Securities subject to all of the applicable terms hereof.

                  (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Transfer Restricted Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Transfer Restricted Securities pursuant to the Purchase Agreement and the transfer and registration of Transfer Restricted Securities by such holder and the consummation of an Exchange Offer.

                  (F) GOVERNING LAW. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

                  (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding. Each holder of any Transfer Restricted Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this
         Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Transfer Restricted Securities or is delivered to such holder.

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                  (i)      Inspection. For so long as this Exchange and
         Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Transfer Restricted Securities shall be made available for inspection and copying on any business day by any holder of Transfer Restricted Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Transfer Restricted Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.

                  (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

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                                                                  EXECUTION COPY

                  If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers, the Company and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                     Very truly yours,

                                     THE COMPANY

                                     SANMINA-SCI CORPORATION

                                     By: /s/ Rick R. Ackel
                                        ____________________________________
                                        Name:    Rick R. Ackel
                                        Title:   Executive Vice President
                                                 and Chief Financial Officer

                                     By: /s/ Walter Boileau
                                        ____________________________________
                                        Name:    Walter Boileau
                                        Title:   Treasurer

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                                     GUARANTORS

                                     COMPATIBLE MEMORY, INC.

                                     ESSEX ACQUISITION SUBSIDIARY, INC.

                                     HADCO CORPORATION

                                     HADCO SANTA CLARA, INC.

                                     INTERAGENCY, INC.

                                     INTERWORKS COMPUTER PRODUCTS

                                     MANU-TRONICS, INC.

                                     MOOSE ACQUISITION SUBSIDIARY, INC.

                                     SANMINA CANADA HOLDINGS, INC.

                                     SANMINA ENCLOSURE SYSTEMS USA INC.

                                     SANMINA-SCI SYSTEMS (ALABAMA) INC.

                                     SANMINA-SCI SYSTEMS ENCLOSURES, LLC

                                     SCI ENCLOSURES (DENTON), INC.

                                     SCI HOLDINGS, INC.

                                     SCI SYSTEMS, INC.

                                     SCI TECHNOLOGY, INC.

                                     SCIMEX, INC.

                                     VIKING COMPONENTS INCORPORATED

                                     All by: /s/ Rick R. Ackel
                                            ____________________________________
                                            Name: Rick R. Ackel
                                            Title: Chief Financial Officer

                                                                  EXECUTION COPY

                                     GUARANTORS

                                     SCI PLANT NO. 2, L.L.C.

                                     SCI PLANT NO. 3, L.L.C.

                                     SCI PLANT NO. 4, L.L.C.

                                     SCI PLANT NO. 5, L.L.C.

                                     SCI PLANT NO. 27, L.L.C.

                                     SCI PLANT NO. 30, L.L.C.

                                     All by:

                                     SANMINA-SCI SYSTEMS (ALABAMA) INC.,
                                     their Sole Member

                                     /s/ Rick R. Ackel
                                     ___________________________________________
                                     Name:  Rick R. Ackel
                                     Title: Chief Financial Officer

                                                                  EXECUTION COPY

                                     GUARANTORS

                                     SCI PLANT NO. 12, L.L.C.

                                     SCI PLANT NO. 22, L.L.C.

                                     All by:

                                     SCI TECHNOLOGY, INC.,
                                     their Sole Member

                                     /s/ Rick R. Ackel
                                     ___________________________________________
                                     Name:  Rick R. Ackel
                                     Title: Chief Financial Officer

                                                                  EXECUTION COPY

                                     GUARANTORS

                                     SANMINA GENERAL, L.L.C.

                                     SANMINA LIMITED, L.L.C.

                                     SANMINA-SCI, LLC

                                     All by:

                                     SANMINA-SCI CORPORATION,
                                     their Sole Member

                                     /s/ Rick R. Ackel
                                     ___________________________________________
                                     Name:  Rick R. Ackel
                                     Title: Executive Vice President and Chief
                                            Financial Officer

                                                                  EXECUTION COPY

                                     GUARANTORS

                                     SANMINA TEXAS, L.P.

                                     By: SANMINA GENERAL, L.L.C.,
                                         its General Partner

                                         By: SANMINA-SCI CORPORATION,
                                             its Sole Member

                                         /s/ Rick R. Ackel
                                         _______________________________________
                                         Name:  Rick R. Ackel
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                                                  EXECUTION COPY

Accepted as of the date hereof:

GOLDMAN, SACHS & Co.

BANC OF AMERICA SECURITIES LLC

SALOMON SMITH BARNEY, INC.

MORGAN STANLEY & Co. Incorporated

SCOTIA CAPITAL (USA), INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH
        INCORPORATED

RBC DOMINION SECURITIES CORPORATION

By: /s/ Goldman, Sachs & Co.
    _______________________________
   (Goldman, Sachs & Co.)

    On behalf of each of the Purchasers

                                                                       EXHIBIT A

                            SANMINA - SCI CORPORATION

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: [DATE]

The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Sanmina-SCI Corporation (the "Company") 10.375% Senior Secured Notes due January 15, 2010 (the "Securities") are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Sanmina-SCI Corporation, 2700 North First Street, San Jose, California, 95134, telephone:
(408) 965-3500.

                             SANMINA-SCI CORPORATION

                        NOTICE OF REGISTRATION STATEMENT
                                       AND
                      SELLING SECURITYHOLDER QUESTIONNAIRE

                                     (DATE)

Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement") between Sanmina-SCI Corporation (the "Company"), the Guarantors (as defined therein) and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form [__] (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 10.375% Senior Secured Notes due January 15, 2010 as fully and unconditionally guaranteed by the Guarantors (the "Securities"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Transfer Restricted Securities (as defined below) is entitled to have the Transfer Restricted Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Transfer Restricted Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and
(ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term "Transfer Restricted Securities" is defined in the Exchange and Registration Rights Agreement.

                                    ELECTION

The undersigned holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item
(3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1) (a)  Full Legal Name of Selling Securityholder:

    (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Transfer Restricted Securities Listed in Item (3) below:

    (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Transfer Restricted Securities Listed in Item (3) below are Held:

(2)      Address for Notices to Selling Securityholder:

         Telephone:      ___________________________________

         Fax:            ___________________________________

         Contact Person: ___________________________________

(3)      Beneficial Ownership of Securities:

         Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

    (a) Principal amount of Transfer Restricted Securities beneficially owned:_________________________________________________________________
         CUSIP No(s). of such Transfer Restricted Securities:___________________

    (b) Principal amount of Securities other than Transfer Restricted Securities beneficially owned:_________________________________________

         CUSIP No(s). of such other Securities:_________________________________

    (c) Principal amount of Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration Statement:_____________________________________________________________

         CUSIP No(s). of such Transfer Restricted Securities to be included in the Shelf Registration Statement:______________________________________

(4)      Beneficial Ownership of Other Securities of the Company:_______________

         Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

         State any exceptions here:

(5)      Relationships with the Company:

         Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

(6)      Plan of Distribution:

         Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities listed above in Item (3) only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Transfer Restricted Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder's obligation under Section 3(d) and Section 3(f) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         (i)  To the Company:

                                     Sanmina-SCI Corporation
                                     2700 North First Street
                                     San Jose, California 95134
                                     Attention: Secretary
                                     Tel: (408) 965-3500

         (ii) With a copy to:

                                     Wilson Sonsini Goodrich & Rosati,
                                       Professional Corporation
                                     650 Page Mill Road
                                     Palo Alto, California 94304-1050
                                     Attention: Christopher D. Mitchell
                                     Tel: (650) 493-9300

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:_____________

         Selling Securityholder
         (Print/type full legal name of beneficial owner of Transfer Restricted Securities)

          By:___________________________________________________________
             Name:
             Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                                      Wilson Sonsini Goodrich & Rosati,
                                        Professional Corporation
                                      650 Page Mill Road
                                      Palo Alto, California 94304-1050
                                      Attention: Christopher D. Mitchell
                                      Tel:(650) 493-9300

                                                                       EXHIBIT B

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

State Street Bank and Trust Company
of California, N.A.
Sanmina-SCI Corporation
c/o State Street Bank and Trust Company
of California, N.A.
633 West 5th Street, 12th Floor
Los Angeles, California 90071

Attention:    Trust Officer
Re:           Sanmina-SCI Corporation (the "Company")
              10.375% Senior Secured Notes due January 15, 2010

Dear Sirs:

Please be advised that _________________________ has transferred
$____________________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [__] (File No. 333- ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated _________, 200_ or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated: ____________, 200_

                                      Very truly yours,

                                      ____________________________________
                                      (Name)

                                      By:_________________________________
                                        (Authorized Signature)